UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
(Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
    (Name and address of agent for service)

1-855-739-9950
    (Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

Semiannual Report
March 31, 2020

Provident Trust Strategy Fund
(PROVX)

A NO-LOAD MUTUAL FUND

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be available on the Fund’s website (www.provfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-855-739-9950.

You may elect to receive all future reports in paper, free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-855-739-9950 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds that you hold through your financial intermediary or directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	2

Expense Example	4

Industry Sectors	5

Schedule of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Additional Information	15

Provident Trust Strategy Fund
Letter to Shareholders (Unaudited)

April 1, 2020

Dear Fellow Provident Trust Strategy Fund Shareholders,

Provident Trust Strategy Fund (PROVX) lost -7.73% for the first half of the fiscal year ended March 31st vs. a -12.31% loss for the S&P 500. During Provident’s tenure as portfolio manager (beginning September 9, 2002), PROVX gained +365.93% cumulatively vs. +309.48% for the S&P 500. Top performers for the first half of the fiscal year were UnitedHealth Group Inc., Costco Wholesale Corp. and Fastenal Co., while Southwest Airlines Co., Home Depot, Inc. and PNC Financial Services Group, Inc. underperformed. During the first half of the fiscal year we reduced our positions in Fastenal Co. and Southwest Airlines Co. and eliminated long-term Fund holding TJX Companies due to slowing growth, bringing our March 31 equity exposure to 76.2%, slightly below our 79.8% average since 2002.

We believe the following investment practices differentiate PROVX:

•	We seek asset allocation and selection authority for investors seeking inflation-adjusted growth over complete market cycles.

•	Concentration: The top 10 holdings represent approximately 70% of total assets.

•	Active management: The percentage of the portfolio that is weighted differently than the S&P 500 is 91.2%.

•	Flexible asset allocation: During our tenure as portfolio manager, PROVX’s equity allocation has ranged from 29.8% to 97.1%.

•	Long-term investment horizon: Portfolio turnover averaged 11.2% over the past 10 years.

•	Steady adherence to our growth at reasonable valuation (GARV) investment strategy.

•	Manager commitment: 100% of the portfolio managers’ retirement assets are invested in PROVX.

Over the past forty years we’ve managed portfolios through sky-high early 1980s interest rates, the 1987 crash, the tech wipeout of 2000, and the global credit crisis of 2008-2009. None of these crises come close to the current economic/social/financial mayhem caused by the coronavirus and the Government’s response. Historic valuation and economic trends are thrown overboard by:

•	Oil declining over 50% to $25 per barrel, a level well below the break-even price of Permian Texas oil.

•	The coronavirus will likely lead to the worst GDP comparisons since the 1930s.

•	Initial unemployment claims may total as many as 4 million (up from the current 235K).

•
Spreading deflation; we expect economic stagnation through 2022. Liquid natural gas (LNG) prices are a good example of lower prices not stimulating demand; since 2014, Asian LNG prices fell 80% while demand collapsed.

We are concerned the effects of “social distancing” and 25% of our population not working will drown out any fiscal stimulus resulting in -2 to -6 2020 GDP. The March mayhem also overwhelmed positive 2020 USA trends in job creation, GDP and income growth.

The traditional relationships between interest rates and relative valuations between asset classes is suspect. We maintain the Federal Reserve possesses the tools to avoid a deep credit crisis.

We are reducing our “scrubbed” 2020 S&P 500 earnings estimate to $100 (from $150). We continue to believe in the creativity and resourcefulness of America’s companies to find the medical answers for the coronavirus. Meanwhile, we expect record volatility; 1Q 2020 was both the worst return quarter for the S&P 500 since the 1930s and included the record single day S&P 500 point gain (3-13-2020). At the start of the year we expected a volatile but directionless market; we now forecast a volatile stock market with a downward bias. Our S&P 500 2020 range is 2000-3000.

Thank you for your interest in the Provident Trust Strategy Fund.

J. Scott Harkness, CFA
President

The Fund’s 1-year and annualized 5-year and 10-year returns through March 31, 2020 were: -2.90%, 8.79% and 9.36%, respectively. The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through March 31, 2020 were: -6.98%, 6.73% and 10.53%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.provfunds.com.

Although the Fund is no load, management and other expenses still apply. As per the Fund’s January 31, 2020 Prospectus, the total annual Fund operating expenses as a percentage of the value of your investment, which incorporates indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds including money markets, otherwise known as Acquired Fund Fee Expenses or AFFE, was 1.00%. Provident has contractually agreed to cap the ratio of expenses to average net assets at 1.00% through January 31, 2021.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in smaller and medium-sized companies, which involve additional risk such as more limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund may invest in money market funds. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund.

S&P 500: An unmanaged index, consisting of 500 selected common stocks, commonly used to measure the performance of U.S. stocks. It is not possible to invest directly into an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security. Current and future holdings are subject to risk.

You may obtain a hard copy of the prospectus and the most recent performance data by calling (855) 739-9950 (also available at www.provfunds.com). Please read the statutory and summary prospectus carefully to consider the investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and more information. Please read the prospectus carefully before investing.

Provident Trust Strategy Fund
Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs shown below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire) if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund does not charge a sales load, redemption fee or exchange fee. However, if you incurred any wire or IRA processing fees, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/01/19	3/31/20	10/01/19 – 3/31/20
Provident Trust Strategy Fund
Actual	$1,000.00	$ 922.70	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.80

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2019 and March 31, 2020).

Provident Trust Strategy Fund
Industry Sectors
Percentage of Net Assets
March 31, 2020 (Unaudited)

Schedule of Investments
March 31, 2020 (Unaudited)

Shares		Cost	Value
COMMON STOCKS – 76.2% (a)

	Airlines – 3.0%
133,450	Southwest Airlines Co.	$2,280,960	$4,752,154

	Commercial Services, Finance – 6.1%
99,880	PayPal Holdings, Inc.*	4,174,057	9,562,511

	Computer Services – 6.5%
62,760	Accenture PLC, Cl A	1,824,144	10,246,198

	Distribution/Wholesale – 3.6%
184,400	Fastenal Co.	3,244,490	5,762,500

	Finance, Credit Card – 10.2%
99,990	Visa Inc.	1,639,095	16,110,389

	Finance, Investment Banker/Broker – 4.6%
218,250	The Charles Schwab Corp.	7,950,345	7,337,565

	Investment Management/Advisory Services – 5.7%
91,560	T. Rowe Price Group Inc.	7,362,226	8,940,834

	Medical, Health Maintenance Organization – 7.6%
48,470	UnitedHealth Group Inc.	2,647,058	12,087,449

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
March 31, 2020 (Unaudited)

Shares or
Principal
Amount		Cost	Value
COMMON STOCKS – 76.2% (a) (Continued)

	Retail, Building Products – 5.6%
47,530	The Home Depot, Inc.	$3,971,270	$8,874,326

	Retail, Discount – 6.0%
33,110	Costco Wholesale Corp.	5,136,792	9,440,654

	Super-Regional Banks – United States – 4.1%
68,120	PNC Financial Services Group, Inc.	3,619,855	6,520,446

	Web Portals/Internet Service Providers – 13.2%
9,000	Alphabet, Inc., Cl A*	2,346,650	10,457,550
9,000	Alphabet, Inc., Cl C*	2,332,746	10,465,290
		4,679,396	20,922,840
	Total common stocks	48,529,688	120,557,866

SHORT-TERM INVESTMENTS – 23.2% (a)

	Money Market Fund – 8.1%
12,741,291	First American Treasury Obligations, Cl X, 0.330%^	12,741,291	12,741,291

	U.S. Treasury Securities – 15.1%
$7,500,000	U.S. Treasury Bills, 0.058%, due 04/07/20†	7,498,188	7,499,917
8,200,000	U.S. Treasury Bills, 0.031%, due 04/23/20†	8,192,533	8,199,842
8,200,000	U.S. Treasury Bills, 0.082%, due 07/23/20†	8,161,649	8,197,909
	Total U.S. treasury securities	23,852,370	23,897,668
	Total short-term investments	36,593,661	36,638,959
	Total investments – 99.4%	$85,123,349	157,196,825
	Other assets, less liabilities – 0.6% (a)		951,568
	TOTAL NET ASSETS – 100.0%		$158,148,393

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7-day yield as of March 31, 2020.
†	The rate shown is the effective yield as of March 31, 2020.
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Statement of Assets and Liabilities
March 31, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (cost $85,123,349)	$157,196,825
Receivables from shareholders for purchases	1,172,212
Dividends and interest receivable	6,842
Prepaid expenses	17,230
Total assets	158,393,109

LIABILITIES:
Payable to shareholders for redemptions	88,455
Payable to adviser for management fees	91,355
Payable for administration and accounting services	24,727
Payable to transfer agent	19,730
Professional fees	13,737
Payable to directors	5,910
Other liabilities	802
Total liabilities	244,716

Net Assets	$158,148,393

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000
shares authorized; 11,129,539 shares outstanding	$75,626,786
Total distributable earnings	82,521,607
Net assets	$158,148,393

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
($158,148,393 ÷ 11,129,539 shares outstanding)	$14.21

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statement of Operations
For the Six-Month Period Ending March 31, 2020 (Unaudited)

INCOME:
Dividends	$1,152,040
Interest	147,988
Total investment income	1,300,028

EXPENSES:
Management fees	604,298
Transfer agent fees	101,006
Administration and accounting services	77,194
Professional fees	36,668
Registration fees	17,101
Directors fees	9,864
Custodian fees	8,498
Printing and postage expense	6,727
Other expenses	33,171
Net expenses	894,527
NET INVESTMENT INCOME	405,501
NET REALIZED GAIN ON INVESTMENTS	10,289,797
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(24,099,648)
NET GAIN (LOSS) ON INVESTMENTS	(13,809,851)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,404,350)

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statements of Changes in Net Assets
For the Six-Month Period Ending March 31, 2020 (Unaudited) and For the Year Ended September 30, 2019

	2020	2019
OPERATIONS:
Net investment income	$405,501	$997,391
Net realized gain on investments	10,289,797	9,568,055
Net change in unrealized appreciation/depreciation on investments	(24,099,648)	(4,961,738)
Net increase (decrease) in net assets from operations	(13,404,350)	5,603,708

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(8,198,307)	(8,968,182)

FUND SHARE ACTIVITIES:
Proceeds from shares issued
(691,565 and 1,569,521 shares, respectively)	10,685,166	24,043,710
Proceeds from shares issued in distributions reinvested
(469,255 and 631,067 shares, respectively)	7,756,780	8,898,046
Cost of shares redeemed
(1,460,844 and 1,701,888 shares, respectively)	(22,478,513)	(25,844,454)
Net increase (decrease) in net assets derived from Fund share activities	(4,036,567)	7,097,302
TOTAL INCREASE (DECREASE)	(25,639,224)	3,732,828

NET ASSETS AT THE BEGINNING OF THE PERIOD	183,787,617	180,054,789
NET ASSETS AT THE END OF THE PERIOD	$158,148,393	$183,787,617

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six-
	Month Period
	Ending
	March 31,		Years Ended September 30,
	2020		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$16.08		$16.47	$13.71	$11.08	$11.25	$11.55
Income from investment operations:
Net investment income (loss)(1)	0.04		0.09	0.03	0.02	0.01	0.02
Net realized and unrealized gain (loss)
on investments	(1.18)		0.32	2.96	2.84	0.69	0.59
Total from investment operations	(1.14)		0.41	2.99	2.86	0.70	0.61
Less distributions:
Distributions from net investment income	(0.09)		(0.05)	(0.02)	(0.01)	(0.01)	(0.01)
Distributions from net realized gains	(0.64)		(0.75)	(0.21)	(0.22)	(0.86)	(0.90)
Total from distributions	(0.73)		(0.80)	(0.23)	(0.23)	(0.87)	(0.91)
Net asset value, end of period	$14.21		$16.08	$16.47	$13.71	$11.08	$11.25

TOTAL RETURN	(7.73	%)(2)	3.17%	21.98%	26.19%	6.25%	5.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	158,148		183,788	180,055	137,737	113,804	103,496
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)	0.95	%(4)	0.96%	0.96%	1.02%	1.05%	1.01%
After expense reimbursement/recoupment(3)	0.95	%(4)	0.98%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/recoupment(3)	0.43	%(4)	0.59%	0.26%	0.11%	0.05%	0.12%
After expense reimbursement/recoupment(3)	0.43	%(4)	0.57%	0.22%	0.13%	0.10%	0.13%
Portfolio turnover rate	0	%(2)	6%	2%	7%	4%	10%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)
Expenses waived or reimbursed reflect reductions to total expenses, whereas expenses recouped reflect increases to total expenses, as discussed in notes to the financial statements. These reimbursed amounts decrease the net investment loss ratio or increase the net investment income ratio, and recouped amounts increase the net investment loss ratio or decrease the net investment income ratio, as applicable.

(4)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Notes to Financial Statements
March 31, 2020 (Unaudited)

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board. The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is long-term growth of capital.

(a)
Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or, if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term U.S. Treasury Bills are valued using an evaluated bid from a pricing service. Money market funds are valued at net asset value. Securities for which quotations are not readily available are valued at fair value as determined by the Fund’s investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the Fund’s last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2020, there were no securities that were internally fair valued.

In determining fair value, the Fund uses various valuation approaches. Generally accepted accounting principles in the United States of America (“GAAP”) establish a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2020, based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Level 1 — Common Stocks	$120,557,866
Money Market Fund	12,741,291
Total Level 1	133,299,157
Level 2 — U.S. Treasury Securities	23,897,668
Level 3 —	—
Total	$157,196,825

See the Schedule of Investments for investments detailed by industry classification.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
March 31, 2020 (Unaudited)

(b)
The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.  For the six-month period ending March 31, 2020, there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund records the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP.

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the State of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the six-month period ending March 31, 2020, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2020, open federal tax years include tax years ended September 30, 2016 through 2019. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share.

(i)	In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

(2)	Investment Adviser and Management Agreement and Transactions with Related Parties

The Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), with whom officers and a director of the Fund are affiliated, to serve as the investment adviser. Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of average daily net assets, 0.65% on average daily net assets in excess of $30,000,000 and less than $100,000,000, and 0.60% on average daily net assets over $100,000,000. The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, PTC initially makes these payments and is later reimbursed by the Fund.

Pursuant to an expense cap/reimbursement agreement between PTC and the Company, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
March 31, 2020 (Unaudited)

transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2021, with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal. PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund. For the six-month period ending March 31, 2020, no such expenses were waived.

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may charge a distribution and service fee not to exceed 0.25% (on an annualized basis) of the Fund’s average daily net assets. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the six-month period ending March 31, 2020, no such expenses were charged to shareholders.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

As of March 31, 2020, PTC beneficially owned 16.99% of the outstanding shares of the Fund on behalf of its investment advisory clients. In addition, as of March 31, 2020, PTC’s employees, as participants in the Provident Trust Company Retirement Plan (the “Retirement Plan”), beneficially owned 13.86% of the outstanding shares of the Fund. As a result, as of March 31, 2020, in its capacity as sponsor of the Retirement Plan and investment manager of advisory accounts, PTC beneficially owned, in the aggregate, 30.85% of the outstanding shares of the Fund.

(3)	Loan Agreement

U.S. Bank, N.A. has made available to the Fund an unsecured line of credit for $19,000,000, pursuant to an amended Loan Agreement (“Agreement”) effective January 26, 2020, for the purpose of having cash available to satisfy redemption requests. Principal and interest on a loan under the Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed (2.25% on March 31, 2020). The Agreement expires on January 24, 2021; however, it is renewable annually.  For the six-month period ending March 31, 2020, the Fund did not utilize the line of credit.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date. On December 13, 2019, the Board of Directors declared a distribution of $0.08679703 per share from net investment income, $0.00012 per share from short-term capital gains, which will be treated as ordinary income, and $0.64221 from long-term capital gains, payable December 13, 2019, to shareholders of record on December 12, 2019.

(5)	Investment Transactions

For the six-month period ending March 31, 2020, purchases and proceeds of sales of investment securities (excluding all short-term securities) were $0 and $13,611,695, respectively.

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2019:

			Net		Distributable
	Gross	Gross	Unrealized	Distributable	Long-Term	Total
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Capital	Distributable
Investments	Appreciation	Depreciation	on Investments	Income	Gains	Earnings
$87,724,153	$96,589,192	$(445,357)	$96,143,835	$759,485	$7,220,944	$104,124,264

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
March 31, 2020 (Unaudited)

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the six-month period ending March 31, 2020 and the year ended September 30, 2019 are:

March 31, 2020		September 30, 2019
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gains	Income	Capital Gains
Distributions	Distributions	Distributions	Distributions
$977,295	$7,221,012	$507,697	$8,460,485

(7)	Subsequent Events

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Directors of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Provident Trust Strategy Fund
Additional Information (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.provfunds.com or the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provfunds.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Schedules of portfolio holdings are also available at http://www.provfunds.com.

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Provident Trust Strategy Fund
Nl6 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

BOARD OF DIRECTORS
JOHN F. HENSLER
ROBERT H. MANEGOLD
THOMAS N. TUTTLE, JR.
WILLARD T. WALKER, JR.

INVESTMENT ADVISER
PROVIDENT TRUST COMPANY
Nl6 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN & COMPANY, LTD.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
GODFREY & KAHN, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)  The registrant’s disclosure controls and procedures are periodically evaluated. The registrant’s officers have concluded that the registrant’s disclosure controls and procedures are adequate (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) The Registrant’s internal controls are periodically evaluated. There were no changes in the  Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Provident Mutual Funds, Inc.
Registrant

By    /s/J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date    May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Provident Mutual Funds, Inc.
Registrant

By    /s/J. Scott Harkness
J. Scott Harkness, President/Principal Executive Officer

Date    May 7, 2020

By    /s/Michael A. Schelble
Michael A. Schelble, Treasurer/Principal Financial Officer

Date    May 8, 2020